                       SCHEDULE 14A INFORMATION
                            (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

              (Proxy Statement Pursuant to Section 14(a) of the
         Securities Exchange Act of 1934 (Amendment No.               )

 Filed by Registrant /X/
 Filed by a Party other than the Registrant / /

 Check the appropriate box:

 / / Preliminary Proxy Statement    / / Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

 /X/ Definitive Proxy Statement
 / / Definitive Additional Materials
 / / Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec 240.14a-12

- --------------------------------------------------------------------------------
                        MARQUEST MEDICAL PRODUCTS, INC.
                  (Name of Registrant as Specified in Charter)
- --------------------------------------------------------------------------------
          (Name of Persons(s) Filing Proxy Statement, if other than Registrant)

 Payment of Filing Fee (Check the appropriate box):

 /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
 / / $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
 / / Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          --------------------------------------------------------------------
     (5)  Total fee paid:
          --------------------------------------------------------------------
 / / Fee paid previously with preliminary materials.

 / / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          --------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          --------------------------------------------------------------------
     (3)  Filing Party:
          --------------------------------------------------------------------
     (4)  Date Filed:
          --------------------------------------------------------------------

                        MARQUEST MEDICAL PRODUCTS, INC.
                          11039 EAST LANSING CIRCLE
                          ENGLEWOOD, COLORADO 80112
                           _______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD AUGUST 24, 1995
                           _______________________

     NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Stockholders of Marquest Medical Products, Inc. (the "Company") will be held in the second floor Boardroom, Overlook II Building, 2839 Paces Ferry Road, Atlanta, Georgia, on Thursday, August 24, 1995, at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and voting upon:

(1) A proposal to elect six directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

(2) Such other matters as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on July 14, 1995, are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                              By Order of the Board of Directors.


                              /s/ Margaret Von der Schmidt

                              MARGARET E. VON DER SCHMIDT
                              SECRETARY
Englewood, Colorado
July 28, 1995

     PLEASE READ THE ATTACHED PROXY STATEMENT AND COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                     MARQUEST MEDICAL PRODUCTS, INC.
                       11039 EAST LANSING CIRCLE
                       ENGLEWOOD, COLORADO 80112
                        ______________________

                           PROXY STATEMENT
                  FOR ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD AUGUST 24, 1995
                        ______________________


     This Proxy Statement is furnished to the stockholders of Marquest Medical Products, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1995 Annual Meeting of Stockholders and at any adjournments thereof. The Annual Meeting will be held on Thursday, August 24, 1995 in the second floor Boardroom, Overlook II Building, 2839 Paces Ferry Road, Atlanta, Georgia, at 10:00 a.m., Eastern Daylight Time.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being mailed or delivered to stockholders is July 28, 1995.

                                 VOTING

GENERAL
      The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, no par value per share (the "Common Stock"), with each share entitling its owner to one vote on each matter submitted to the stockholders. Only stockholders of record as of the close of business on July 14, 1995 will be entitled to notice of and to vote at the Annual Meeting. On the record date, 8,246,880 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

QUORUM AND VOTE REQUIRED
     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock as to which votes are withheld or abstained will be treate as present for purposes of determining a quorum.
The vote required to elect the directors is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will not be counted and will have no effect. In voting by proxy with regard to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees.

     Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchanges. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. Such "broker non-votes" will not be considered in determining whether a quorum exists at the Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.

     As of July 14, 1995 (the record date for the Annual Meeting), the directors and executive officers of the Company owned or controlled approximately 3,663,071 shares of Common Stock of the Company, constituting approximately 44.4% of the outstanding Common Stock. The Company believes that the holders of more than a majority of the Common Stock outstanding on the record date will vote all of their shares of Common Stock in favor of the election of the director nominees and, therefore, that the presence of a quorum and the election of the director nominees is reasonably assured.

PROXIES
     All properly executed proxy cards delivered pursuant to this solicitation in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions given. Stockholders should specify their choices with regard to the election of director nominees on the enclosed proxy card. If no specific instructions are given, the shares represented by a signed proxy card will be voted "FOR" the election of each nominee named in Proposal 1 as set forth on the Proxy card. The Board of Directors of the Company does not know of any other business to be brought before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted, at the option of the persons executing them, by giving written notice to the Secretary of the Company, by delivering a later dated proxy card or by voting in person at the Annual Meeting.

     In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees, in person and by telephone. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares of Common Stock held by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                           PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of July 1, 1995, regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, each executive officer named in the Summary Compensation Table, each director and director nominee, and all directors and officers of the Company as a group. The Company believes that each person named has sole investment and voting power with regard to the shares shown except as otherwise noted.


                                                                  SHARES BENEFICIALLY       PERCENT OF
    BENEFICIAL OWNER                      ADDRESS                       OWNED(1)               CLASS
- -----------------------------        -----------------------      -------------------       -----------

Scherer Healthcare, Inc.             2859 Paces Ferry Road             12,382,133(2)             71.59%
PRINCIPAL STOCKHOLDER                Suite 300
                                     Atlanta, Georgia 30339

Robert P. Scherer, Jr.               2859 Paces Ferry Road             12,382,133(3)             71.59%
CHAIRMAN OF THE BOARD, CHIEF         Suite 300
 EXECUTIVE OFFICER AND               Atlanta, Georgia 30339
 PRINCIPAL STOCKHOLDER

William J. Thompson                  2859 Paces Ferry Road             12,407,133(4)             71.63%
PRESIDENT, CHIEF OPERATING           Suite 300
 OFFICER AND DIRECTOR                Atlanta, Georgia 30339



                                                                  SHARES BENEFICIALLY       PERCENT OF
    BENEFICIAL OWNER                      ADDRESS                       OWNED(1)               CLASS
- -----------------------------        -----------------------      -------------------       -----------

Charles R. Atkins III                                                           0                   (7)
DIRECTOR

Stephen A.  Lukas, Sr.                                                          0                   (7)
DIRECTOR

Kenneth H. Robertson                                                        1,000                   (7)
DIRECTOR

Jack L. York                                                              353,738 (5)             4.28%
DIRECTOR

Charles M. Obermeyer                                                            0                   (7)
FORMER PRESIDENT, CHIEF
 EXECUTIVE OFFICER AND
 DIRECTOR

James E. Brands                                                                 0                   (7)
PREVIOUS CHAIRMAN OF THE
 BOARD, CHIEF EXECUTIVE
 OFFICER AND DIRECTOR

All current directors and                                              12,761,871 (6)            73.57%
 officers as a group
 (6 persons)

________________________

(1) The stock ownership information shown has been furnished to the Company by the named person and members of the group or obtained from information filed with the Securities and Exchange Commission.
    Beneficial ownership as reported in the table has been determined in accordance with applicable federal regulations and includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days upon the exercise of outstanding stock options, warrants and convertible securities. Certain outstanding shares may be deemed to be beneficially owned by more than one person.

(2) The shares shown include 6,580,000 shares issuable upon exercise of outstanding Common Stock purchase warrants and 2,468,800 shares issuable pursuant to the terms of outstanding 8% convertible notes.

(3) The shares shown consist of the shares beneficially owned by Scherer Healthcare, Inc.  See Note (2) above.
    Mr. Scherer is deemed to beneficially own such shares by virtue of his position as Chairman of the Board, Chief
    Executive Officer and controlling stockholder of Scherer Healthcare, Inc.

(4) The shares shown include 12,382,133 shares that are beneficially owned by Scherer Healthcare, Inc.  See
    Note (2) above.  Mr. Thompson is deemed to beneficially own such shares by virtue of his position as a

                                    3



    director and President of Scherer Healthcare, Inc.  The shares shown also include 25,000 shares issuable upon exercise of outstanding stock options.

(5) The shares shown include 25,000 shares issuable upon exercise of outstanding stock options.

(6) The shares shown include 6,580,000 shares issuable upon exercise of outstanding Common Stock purchase warrants and
    2,468,800 shares issuable upon conversion of outstanding 8% convertible notes.  See Notes (2), (3), and (4) above.

(7) Represents less than one percent.



                              PROPOSAL 1

                        ELECTION OF DIRECTORS

NOMINEES
     The Bylaws of the Company provide that the Board of Directors shall consist of such number of members between three and eleven as the Board of Directors may determine from time to time. The Board of Directors has set the number of directors of the Company at six. The Board of Directors has nominated the six persons set forth below to serve as directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of the nominees is a current director of the Company and has consented to serve, if re-elected. If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors. Information regarding the nominees is set forth below.

     Pursuant to the Omnibus Agreements dated April 12, 1993, by and between Scherer Healthcare, Inc. and Marquest Medical Products, Inc., Scherer Healthcare, Inc. has the right to designate at least 51% of the nominees for election to the Board of Directors of the Company. Scherer Healthcare, Inc. has designated Robert P. Scherer, Jr., Stephen A. Lukas, Sr., Kenneth H. Robertson and William J. Thompson as nominees for election as directors of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT CHARLES R. ATKINS III, STEPHEN A. LUKAS, SR., KENNETH H. ROBERTSON, ROBERT P. SCHERER, JR., WILLIAM J. THOMPSON AND JACK L. YORK AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES FOR DIRECTOR
     Set forth below is certain information as of July 1, 1995 regarding the six nominees for director, including their ages and principal occupations (which have continued for at least the past five years unless otherwise noted).

CHARLES R. ATKINS III has been a Vice President of the Isolyser Company since 1993. From 1987 until its sale in 1993 to the Isolyser Company, he was President and a partner in Charles Atkins and Company, Ltd., a business which produced and distributed surgical procedural trays, drapes, gowns, and other disposable surgical products. He has been a director of the Company since August 1994. Mr. Atkins is 53.

STEPHEN A. LUKAS, SR. has been President, Chief Executive Officer, and a director of Goldcaps, Inc., a subsidiary of IVAX Corporation since 1992. Mr. Lukas also serves as Vice President of IVAX Corporation, Business Development. He was President and a director of Capsule Technology from its formation in 1981 until his retirement in 1991. Mr. Lukas has been a director of the Company since February 1995. Mr. Lukas also is a director of Scherer Healthcare, Inc. He is 69.

KENNETH H. ROBERTSON has been Chairman of Conference-Call USA, Inc. and Vice President of Business Development of Dial Services Ltd (communications companies) since 1988. He has also been the Managing Partner of Print Marketing Concepts, a communications company, since 1984, and the principal owner and developer of a self-storage warehouse and business incubator operation since 1977. Mr. Robertson has been a director of the Company since February, 1995. Mr. Robertson also is a director of Scherer Healthcare, Inc. and served as its President from July 1981 to June 1983. He is 60.

ROBERT P. SCHERER, JR. has been Chairman of the Board and Chief Executive Officer of the Company since February 1995. He has been the Chairman of the Board and Chief Executive Officer of Scherer Healthcare, Inc. since February 1995 and a director since 1977. Mr. Scherer is also the controlling stockholder and a director and executive officer of RPS Investments, Inc. and certain affiliated entities. RPS Investments, Inc. and its affiliates beneficially own a majority of the common stock of Scherer Healthcare, Inc. He was Chairman of the Board, Chief Executive Officer and a director of Scherer-Storz, Inc. from its formation in January 1980 until its sale in June 1986 to American Cyanamid Company. Mr. Scherer is also a director of IRT Corporation, which filed a petition under Chapter 11 of the federal bankruptcy laws in 1983. He is 62.

WILLIAM J. THOMPSON has been the Vice Chairman and Chief Operating Officer of the Company since April 1994 and President since February 1995. He has also been President and Chief Operating Officer and a director of Scherer Healthcare, Inc. since 1984. He has been a Director of the Company since August 1993. Mr. Thompson is 61.

JACK L. YORK has been President of Angel of Mercy, Inc., an ambulance service business, since 1974 and President of Shelbourne, Wallace, York, Inc., a construction company, since 1993. He was President of York Medical Supply, a wholly-owned subsidiary of the Company until it was sold in February 1992. Mr. York became a Director of the Company in 1988, resigned in April 1993 and was reelected in June 1993. He is 50.

             COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors conducts its business through meetings of the Board and through its committees. In accordance with the Bylaws of the Company, the Board of Directors has established a Compensation Committee and an Audit Committee. The Board of Directors had an Executive Committee until its dissolution in February 1995. During the fiscal year ended April 1, 1995, the Board of Directors met eight times, the Executive Committee did not meet, the Compensation Committee met twice, and the Audit Committee met jointly with the Board of Directors eight times. No director attended less than 75% of all meetings of the Board or Committee on which such director served.

     Prior to its dissolution, the Executive Committee, during intervals between meetings of the Board, had authority to exercise the powers of the Board of Directors except with regard to a limited number of matters which included amending the Certificate of Incorporation or Bylaws of the Company, declaring a dividend or authorizing the issuance of capital stock of the Company, adopting an agreement of merger or consolidation on behalf of the Company, and recommending to the stockholders of the Company a sale of substantially all of the assets of the Company or the dissolution of the Company. Actions of the Executive Committee were submitted for review and ratification by the full Board.

     The Compensation Committee is responsible for recommending to the Board of Directors the compensation of the officers of the Company, administering employee benefit plans and reviewing the compensation of employees of the Company. The Compensation Committee is comprised of William J. Thompson, Stephen A. Lukas, Sr., and Jack L. York.

     The Audit Committee is responsible for reviewing the adequacy of the Company's system of internal financial controls, recommending to the Board of Directors the appointment of independent auditors and evaluating their proposed audit scope, performance and fee arrangement, conducting a post-audit review of the Company's financial statements and audit findings in advance of publication, and reviewing in advance proposed changes in the Company's accounting methods. The committee is comprised of all members of the Board of Directors.

     Executive officers of the Company and of Scherer Healthcare, Inc. who serve on the Board of Directors of the Company do not receive compensation for Board or committee participation but are reimbursed for expenses incurred. Other Directors receive a $5,000 annual retainer, $500 for each Board meeting attended, $250 for each telephonic meeting and $250 for each committee meeting attended. Mr. York has received the right to 25,000 restricted shares of the Common Stock of the Company which vest after three years of Board service subsequent to August 1, 1993. Expenses of travel to meetings are reimbursed by the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, as well as affiliates of such persons, to file reports of ownership and changes in ownership of the Company's stock with the SEC and National Association of Securities Dealers, Inc. Executive officers, directors and persons owning more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.

     Based solely upon a review of the copies of such reports and written representations that no other reports were required for such persons, the Company believes that during the fiscal year ended April 1, 1995, its executive officers, directors and persons owning more than ten percent of the Company's stock complied with all applicable Section 16(a) filing requirements.

                          EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
     The following table summarizes the compensation paid or accrued during the three fiscal years ended April 1, 1995, to all individuals serving as the Company's Chief Executive Officer during Fiscal 1995 and each of the other executive officers of the Company whose compensation during Fiscal 1995 exceeded $100,000.

                        SUMMARY COMPENSATION TABLE


                                                                                                              Long Term
                                                                                                          Compensation Awards
                                                                                                  --------------------------------
                                      ANNUAL COMPENSATION                                          SECURITIES
       NAME AND                --------------------------------------     OTHER ANNUAL             UNDERLYING      ALL OTHER
  PRINCIPAL POSITION            YEAR        SALARY($)       BONUS($)     COMPENSATION($)           OPTIONS(#)     COMPENSATION($)
- -------------------------      ------    -------------    ------------   --------------------------------------- -----------------

Charles M. Obermeyer (1)        1995           23,101          --               --                      --                 --
Former President, Chief         1994          127,997          --               --                      50,000             --
Executive Officer and           1993           32,492          --               --                      30,000             --
Director

James E. Brands (2)             1995           --              --               --                      --                 --
Previous Chairman of the        1994           --              --               --                      25,000             --
Board and Chief Executive       1993           --              --               --                      --                 --
Officer

Robert P. Scherer, Jr. (3)      1995           --              --               --                      --                 --
Chairman of the Board and       1994           --              --               --                      --                 --
Chief Executive Officer         1993           --              --               --                      --                 --

William J. Thompson (4)         1995           --              --               --                      --                 --
President and a Director        1994           --              --               --                      25,000             --
                                1993           --              --               --                      --                 --

(1) Mr. Obermeyer was elected President and Chief Executive Officer of the Company on May 6, 1993.  He was employed on December
    22, 1992, as Senior Vice President - Finance and Administration, with a base salary of $120,000 (subject to adjustment for cost of living and scope of duties) and with a bonus opportunity based upon achievement of reasonable goals related to improving the Company's business, to be determined during the fiscal year commencing April 3, 1993.  Mr. Obermeyer was granted an option to purchase 30,000 shares of Common Stock of the Company on February 3, 1993, at an exercise price of $3-15/16 per share.  On June 11, 1993, the option was surrendered and replaced by an option to purchase 50,000 shares at $2.00 per share, the fair market value on the date of grant.  On August 26, 1993, his compensation was increased to an annual rate of $155,000 plus a discretionary bonus to be determined by the Compensation Committee.  On April 4, 1994, Mr. Obermeyer resigned from all of his positions with the Company.

(2) Mr. Brands resigned from all of his positions with the Company on February 24, 1995.  Mr. Brands did not receive salary or bonus compensation from the Company during Fiscal 1995. However, the Company accrued approximately $304,000 during Fiscal 1995 payable to Scherer Healthcare, Inc. for management services, including the services of Mr. Brands.  Mr. Brands was Vice
    Chairman of the Board, Chief Financial Officer and a director of Scherer Healthcare, Inc., until his resignation from such positions on February 24, 1995.  See "Related Party Transactions."

(3) Mr. Scherer receives no salary or bonus compensation from the Company.  Mr. Scherer also serves as Chairman of the Board and
    Chief Executive Officer of Scherer Healthcare, Inc.  The Company accrued approximately $304,000 during Fiscal 1995 payable to
    Scherer Healthcare, Inc. for management services,

                                   7


    including the services of Mr. Scherer.  Mr. Scherer devotes a substantial portion of his professional time to matters other than the Company.  See "Related Party Transactions."

(4) Mr. Thompson receives no salary or bonus compensation from the Company, but is compensated as President, Chief Operating
    Officer and a director of Scherer Healthcare, Inc., an affiliate of the Company.  The Company accrued approximately $304,000 during Fiscal 1995 payable to Scherer Healthcare, Inc. for management services, including the services of Mr. Thompson.  Mr.
    Thompson devoted approximately 45% of his professional time to the Company prior to becoming President in February 1995, and substantially all of his professional time to the Company since that time.  See "Related Party Transactions."


AGGREGATED OPTION EXERCISES IN FISCAL 1995 AND FISCAL YEAR END VALUES

     During Fiscal 1995, there were no stock options granted to the executive officers named in the Summary Compensation Table and no stock options were exercised. The table sets forth information as of April 1, 1995 with respect to (i) the number of shares covered by options (both exercisable and unexercisable) and (ii) the respective value for "in-the-money" options which represents the positive spread between the exercise price of existing options and the fair market value of the Company's Common Stock at April 1, 1995.


             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                    AND FISCAL YEAR END OPTION VALUES



                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                                   OPTIONS AT                    IN-THE-MONEY OPTIONS
                            # SHARES                            FISCAL YEAR END(#)               AT FISCAL YEAR END ($)
                            ACQUIRED          VALUE        -----------------------------------------------------------------
       NAME                ON EXERCISE      REALIZED ($)    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ----------------------    -------------    -------------   -------------   ---------------   -------------   ---------------

Charles M. Obermeyer            --               --             --                --               --                --
James E. Brands                 --               --             16,666            --               --                --
Robert P. Scherer, Jr.          --               --             --                --               --                --
William J. Thompson             --               --             25,000            --               --                --



                 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During the fiscal year ended April 1, 1995, the Compensation Committee met twice. From April 3, 1994 until February 24, 1995, the Compensation Committee was comprised of James E. Brands, Robert D. Tucker and William J. Thompson. Mr. Brands was an executive officer of the Company until February 24, 1995 and Mr. Thompson is an executive officer of the Company. Neither officer was compensated by the Company. Since February 24, 1995, the Compensation Committee has been comprised of William J. Thompson, Jack L. York and Stephen Lukas, Sr. The Committee approves the compensation plans of executive officers paid by the Company and, on an annual basis, determines their compensation. The Committee is responsible for the granting and administration of stock options.

     The Compensation Committee has furnished the following report for Fiscal 1995.

COMPENSATION PHILOSOPHY
     The objectives of the Company's executive compensation program are to provide a level of compensation which will attract, retain, and motivate executives capable of achieving long-term success for the Company's stockholders in terms of increasing Company and stockholder value.

EXECUTIVE OFFICER COMPENSATION
     There are three main components of the executive compensation program:
(i) base salary; (ii) potential annual cash bonus; and (iii) periodic awards of stock options or other equity participation to encourage achievement over time and to align executive officer and stockholder interests. Executive officers are eligible for the same benefits, including group health, life, and disability insurance and participation in the Company's 401(k) Employee Savings Plan as are available generally to all Company employees. No perquisites are provided to executive officers.

     ANNUAL SALARY. The Compensation Committee determined the salary of the executive officers with the objective of assuring that salary levels are competitive, considering duties and responsibilities of the officers and their impact upon the operations and the growth in value of the Company. The level of equity or potential equity participation in the Company is considered in establishing compensation levels. Because of the recent status of the Company's business and finances, executive officer compensation levels primarily address competitive amounts required to attract and retain experienced executives capable of leading the Company.

     INCENTIVE COMPENSATION. Incentive compensation generally is provided on an annual basis. Bonus awards are normally determined taking into account activities and accomplishments during the fiscal year. Incentive compensation was not provided for the last fiscal year.

     STOCK OPTION AWARDS. Stock options are granted to executive officers and to other employees on a periodic basis, with vesting typically over several years. Awards are made at a level which is considered to provide a meaningful incentive to the executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION
      Charles M. Obermeyer served as the President and Chief Executive Officer from May 1993 until April 4, 1994. As Senior Vice President - Finance and Administration, Mr. Obermeyer's base compensation had been $120,000 per year plus a bonus opportunity based upon goals which had not been specified. He remained at that compensation level until the end of August 1993 when the Board of Directors approved a new base compensation level of $155,000 per year plus a bonus opportunity to be determined by the Compensation Committee of up to 50 percent of base compensation. Mr. Obermeyer resigned as President and Chief Executive Officer on April 4, 1995 and the Compensation Committee did not grant a bonus.

      James E. Brands served as Chief Executive Officer following the resignation of Mr. Obermeyer through February 24, 1995. On February 24, 1995, Mr. Brands resigned as Chief Executive Officer and Robert P. Scherer, Jr. was elected to that position. Neither Mr. Brands nor Mr. Scherer receive any compensation from the Company. See "Related Party Transactions."

                              Compensation Committee

                              William J. Thompson
                              Jack L. York
                              Stephen Lukas, Sr.

            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     William J. Thompson has been the Chief Operating Officer of the Company since April 1994 and President and Chief Operating Officer since February 1995. Mr. Thompson has served as a member of the Compensation Committee since August 1993. James E. Brands was the Chairman of the Board of the Company since April 1993 and Chairman of the Board and Chief Executive Officer of the Company from April 1994 until his resignation in February 1995. Mr. Brands served on the Compensation Committee from August 1993 until February 1995. During Fiscal 1995, Mr. Thompson was compensated by Scherer Healthcare, Inc. and did not receive any direct cash compensation from the Company. Until his resignation, Mr. Brands was compensated by an affiliate of Scherer Healthcare, Inc. and did not receive any direct cash compensation from the Company. See "Related Party Transactions" below.

                          RELATED PARTY TRANSACTIONS

     In April 1993, the Company sold its Arterial Blood Gas ("ABG") product line to Scherer Healthcare, Inc. ("Scherer"). Scherer leases the ABG line back to the Company in return for which the Company pays a royalty to Scherer of 3.25% of the Company's net sales of ABG products. During fiscal years 1995 and 1994, these royalties totaled $287,000 and $262,000, respectively.

     During fiscal year 1994, the Company acquired approximately $4,352,000 of 5% cumulative convertible preferred stock of Scherer in exchange for an 8% note, maturing on March 31, 1999. The note is convertible, in whole or in part, into Marquest Common Stock at a value of $0.75 per share. During fiscal years 1995 and 1994, the Company expensed approximately $180,000 and $263,000, respectively, of interest related to the Company's note payable to Scherer. In May 1994, Scherer converted $2,500,000 of the principal balance of the 8% note into 3,333,333 shares of the Company's Common Stock.

     On June 15, 1994, the Company entered into a Management Services Agreement with Scherer whereby Scherer provides certain management services, including financial, administrative and marketing services to the Company. The Company accrued to Scherer approximately $29,000 per month, beginning in June 1994 through March 1995. A portion of the services provided by Scherer pursuant to the agreement includes the services of James E. Brands as Chief Executive Officer (from April 4, 1994 through February 24, 1995), William J. Thompson as President (since February 20, 1995) and Chief Operating Officer and Robert P. Scherer, Jr. as Chief Executive Officer (since February 24,
1995), in addition to other specific administrative and management services performed by Scherer. The Company expensed $304,000 in fiscal year 1995 related to the Management Services Agreement.

                  SHAREHOLDERS RETURN PERFORMANCE GRAPH

     The following performance graph compares the performance of the Company's Common Stock to the Nasdaq Stock Market Total Return Index and the Nasdaq Health Services Stock Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at March 31, 1990. The shareholder return reflected below for the five-year historical period may not be indicative of future performance.


                                        1990   1991   1992   1993   1994   1995

Marquest Medical ........................100     96    130     23     30      5

Nasdaq Stock Market (US).................100    114    146    167    180    202

Nasdaq Health Services...................100    186    253    248    326    372


              COMPARISON OF CUMULATIVE FIVE-YEAR SHAREHOLDER RETURN

                                    [GRAPH]

                              INDEPENDENT AUDITORS

     The Board of Directors of the Company anticipates appointing the firm of Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending March 30, 1996. Arthur Andersen LLP has served as independent auditors for the Company since 1985 and is considered by the management of the Company to be well qualified. Representatives of Arthur Andersen LLP will be present at the Annual Meeting.

                    STOCKHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the 1996 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its headquarters in Englewood, Colorado on or before March 31, 1996, to be eligible for inclusion in the Company's proxy materials and to be voted upon at that meeting.

                   OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than that referred to in the accompanying Notice of Annual Meeting of Stockholders which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the proxy cards in accordance with their judgment of what is in the best interest of the Company.

                         By Order of the Board of Directors



                         /s/ Margaret Von der Schmidt

                         MARGARET E. VON DER SCHMIDT
                         SECRETARY

Englewood, Colorado
July 28, 1995


     The Company's 1995 Annual Report, which includes audited financial statements, has been mailed to all stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                                  IMPORTANT

     IN ORDER TO ASSURE THE PRESENCE OF A QUORUM OF STOCKHOLDERS AT THE ANNUAL MEETING, PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. PLEASE SIGN (DO NOT PRINT) NAME EXACTLY AS IT APPEARS ON THE ENCLOSED PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INCLUDE YOUR FULL TITLE. PLEASE HAVE AN AUTHORIZED OFFICER WHOSE TITLE IS INDICATED SIGN FOR CORPORATIONS, CHARITABLE INSTITUTIONS, AND GOVERNMENTAL UNITS. FOR PARTNERSHIPS, PLEASE HAVE A PARTNER SIGN AND INDICATE PARTNERSHIP STATUS.

REVOCABLE PROXY                 COMMON STOCK
                        MARQUEST MEDICAL PRODUCTS, INC.

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                      1995 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints William L. Floyd and Margaret Von der Schmidt, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Marquest Medical Products, Inc. (the "Company") which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders of the Company, to be held in the second floor Boardroom, Overlook II Building, 2839 Paces Ferry Road, Atlanta, Georgia, on Thursday, August 24, 1995, at 10:00 a.m., Eastern Daylight Time, and at any and all adjournments thereof, as indicated below.



(CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE)


FOLD AND DETACH HERE

                                                         I plan to attend
                                                           the meeting.
                                                                / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE BELOW-LISTED PROPOSAL

1. Elect as directors the six nominees listed below to serve until the 1996 Annual Meeting of Stockholders and until their successors are elected and qualified (except as marked to the contrary below):

FOR ALL NOMINEES listed below              WITHHOLD AUTHORITY to vote for all
(except as marked to the                   nominees listed below.
contrary below).

    / /                                                 / /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Charles R. Atkins III, Stephen Lukas, Sr., Kenneth II Robertson, Robert P. Scherer, Jr., William J. Thompson and Jack L. York

2. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

     This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" the proposal listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgement. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person.

- ---------------------------------------------------------
Signature

- ---------------------------------------------------------
Signature, if shares held jointly

Date: ___________________________________________________

Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

FOLD AND DETACH HERE